LONG-TERM DEBT AND FINANCING ARRANGEMENTS	12 Months Ended
Jan. 03, 2015
Debt Disclosure [Abstract]
LONG-TERM DEBT AND FINANCING ARRANGEMENTS
LONG-TERM DEBT AND FINANCING ARRANGEMENTS
Long-term debt and financing arrangements at January 3, 2015 and December 28, 2013 follow:

(Millions of Dollars)	Interest Rate	2014	2013
Notes payable due 2018 (junior subordinated)	2.25%	$345.0	$345.0
Notes payable due 2018 (junior subordinated)	4.25%	632.5	632.5
Notes payable due 2021	3.40%	403.9	382.2
Notes payable due 2022	2.90%	753.8	799.4
Notes payable due 2028	7.05%	166.0	147.7
Notes payable due 2040	5.20%	362.1	317.4
Notes payable due 2052 (junior subordinated)	5.75%	750.0	750.0
Notes payable due 2053 (junior subordinated)	5.75%	398.7	400.0
Other, payable in varying amounts through 2021	0.00% - 6.62%	33.7	35.1
Total long-term debt, including current maturities		$3,845.7	$3,809.3
Less: Current maturities of long-term debt		(5.9)	(9.9)
Long-term debt		$3,839.8	$3,799.4

Aggregate annual principal maturities of long-term debt for each of the years from 2015 to 2019 are $5.6 million, $4.9 million, $4.2 million, $980.8 million, $4.8 million, respectively, and $2,865.2 million thereafter. These maturities represent the principal amounts to be paid and accordingly exclude the remaining $14.3 million of unamortized fair value adjustments made in purchase accounting, which increased the Black & Decker note payable due 2028, as well as a loss of $34.1 million pertaining to fair value adjustments and unamortized interest rate swap termination gains on interest rate swaps as described in Note I, Derivative Financial Instruments. Interest paid during 2014, 2013 and 2012 amounted to $181.5 million, $172.6 million and $166.9 million, respectively.
In December 2013, the Company remitted $351.8 million to the Trustee for the redemption of the $300 million of Black & Decker Corporation 5.75% senior notes due 2016.  The additional $51.8 million deposited with the Trustee was to ensure that the Trustee would have sufficient funds to redeem the notes in full under the related indenture on the specified redemption date under any and all circumstances.  Upon receipt of the funds, the Company’s obligations with respect to the notes and the related indenture were discharged and therefore, the notes were no longer an obligation of the Company.  At December 28, 2013, of the $51.8 million paid, the Company had recorded a $42.8 million pre-tax loss related to the anticipated redemption premium and $9.0 million receivable.  The loss was offset by gains of $11.9 million related to the release of fair value adjustments made in purchase accounting, $8.1 million from the recognition of gains on previously terminated derivatives and $2.2 million of accrued interest, resulting in a net pre-tax loss of $20.6 million. On January 24, 2014, the Trustee formally discharged the notes for a redemption value of $342.8 million, inclusive of accrued interest and paid the Company the $9.0 million receivable.
In December 2013, the Company issued $400.0 million aggregate principal amount of 5.75% fixed-to-floating rate junior subordinated debentures maturing December 15, 2053 (“2053 Junior Subordinated Debentures”). The 2053 Junior Subordinated Debentures bears interest at a fixed rate of 5.75% per annum, payable semi-annually in arrears to, but excluding December 15, 2018. From and including December 15, 2018, the 2053 Junior Subordinated Debentures will bear interest at an annual rate equal to three-month LIBOR plus 4.304% payable quarterly in arrears. The 2053 Junior Subordinated Debentures are unsecured and rank subordinate and junior in right of payment to all of the Company’s existing and future senior debt. The 2053 Junior Subordinated Debentures rank equally in right of payment with all of the Company’s other unsecured junior subordinated debt. The Company received proceeds from the offering of $392.0 million, net of $8.0 million of underwriting discounts and commissions, before offering expenses. The Company used the net proceeds primarily to repay commercial paper borrowings. The Company may, so long as there is no event of default with respect to the debentures, defer interest payments on the debentures, from time to time, for one or more Optional Deferral Periods (as defined in the indenture governing the 2053 Junior Subordinated Debentures) of up to five consecutive years. Deferral of interest payments cannot extend beyond the maturity date of the debentures. The 2053 Junior Subordinated Debentures include an optional redemption provision whereby the Company may elect to redeem the debentures, in whole or in part, at a "make-whole" premium based on United States Treasury rates, plus accrued and unpaid interest if redeemed before December 15, 2018, or at 100% of their principal amount plus accrued and unpaid interest if redeemed after December 15, 2018. In addition, the Company may redeem the debentures in whole, but not in part, before December 15, 2018, if certain changes in tax laws, regulations or interpretations occur at 100% of their principal amount plus accrued and unpaid interest.
In December 2013, the Company also issued 3,450,000 Equity Units, each with a stated value of $100 and received approximately $334.7 million in cash proceeds, as described in greater detail below.
In November 2012, the Company issued $800 million of senior unsecured term notes, maturing on November 1, 2022 (“2022 Term Notes”) with fixed interest payable semi-annually, in arrears, at a rate of 2.90% per annum. The 2022 Term Notes are unsecured and rank equally with all of the Company's existing and future unsecured and unsubordinated debt. The Company received net proceeds of $793.9 million which reflects a discount of $0.7 million and $5.4 million of underwriting expenses and other fees associated with the transaction. The Company used the net proceeds from the offering for general corporate purposes, including repayment of short term borrowings. The 2022 Term Notes include a Change of Control provision that would apply should a Change of Control event (as defined in the Indenture governing the 2022 Term Notes) occur. The Change of Control provision states that the holders of the Term Notes may require the Company to repurchase, in cash, all of the outstanding 2022 Term Notes for a purchase price at 101.0% of the original principal amount, plus any accrued and unpaid interest outstanding up to the repurchase date. In December 2014, the Company repurchased $45.7 million of the 2022 Term Notes and paid $45.3 million cash and recognized a net pre-tax gain of less than $0.1 million after expensing $0.3 million of related loan discount costs and deferred financing fees. At January 3, 2015, the Company's carrying value includes $0.5 million of unamortized discount.
In July and August 2012, the Company repurchased $250.0 million of The Stanley Works 6.15% senior notes due 2013, $350.0 million of The Black & Decker Corporation's 8.95% senior notes due 2014 and $300.0 million of The Black & Decker Corporation's 4.75% senior notes due 2014 by initiating an open market tender offer to purchase for cash any and all of the notes, followed by exercising its right under the optional redemption provision of each note to repurchase any remaining notes not repurchased in the tender offer. The Company paid a premium of $91 million to extinguish the notes, which was offset by gains of $35 million from fair value adjustments made in purchase accounting and $10.5 million from terminated derivatives, resulting in a net pre-tax loss of $45.5 million.
In July 2012, the Company issued $750.0 million of junior subordinated debentures, maturing on July 25, 2052 (“2052 Junior Subordinated Debentures”) with fixed interest payable quarterly, in arrears, at a rate of 5.75% per annum. The 2052 Junior Subordinated Debentures are unsecured and rank subordinate and junior in right of payment to all of the Company's existing and future senior debt. The Company received net proceeds of $729.4 million and paid $20.6 million of fees associated with the transaction. The Company used the net proceeds from the offering for general corporate purposes, including repayment of debt and refinancing of near term debt maturities. The Company may, so long as there is no event of default with respect to the debentures, defer interest payments on the debentures, from time to time, for one or more Optional Deferral Periods (as defined in the indenture governing the 2052 Junior Subordinated Debentures) of up to five consecutive years per period. Deferral of interest payments cannot extend beyond the maturity date of the debentures. Additionally, the 2052 Junior Subordinated Debentures include an optional redemption whereby the Company may elect to redeem the debentures, in whole or in part, at the redemption price plus accrued and unpaid interest if redeemed before July 25, 2017, or at 100% of their principal amount plus accrued and unpaid interest if redeemed after July 25, 2017.

In May 2012, the Company repaid the $320.0 million principal of its Convertible Notes at maturity, in cash. Additionally, the Company settled the conversion option value by delivering 640,018 common shares. The conversion rate was 15.6666 per $1,000 note (equivalent to a conversion price set at $63.83 per common share), and the applicable market value of the Company's stock at settlement was $73.24. The Company's Bond Hedge also matured May 17, 2012 resulting in the receipt of 640,772 common shares from the counterparties. The aggregate effect of these financial instruments was a 754 share reduction in the Company’s common shares. During August and September 2012, 4,938,624 stock warrants associated with the Convertible Notes expired. No shares were issued upon their expiration as the warrants were out of the money.
At January 3, 2015, the Company's carrying value of its $400.0 million notes payable due 2021 includes a loss of $8.5 million pertaining to the fair value adjustment of fixed-to-floating interest rate swaps, $12.7 million pertaining to the unamortized gain on previously terminated swaps and a $0.3 million unamortized discount on the notes.
At January 3, 2015, the Company's carrying value on its $150.0 million notes payable due 2028 includes gains of $1.7 million pertaining to the fair value adjustment of the fixed-to-floating interest rate swaps and $14.3 million associated with fair value adjustments made in purchase accounting.
At January 3, 2015, the Company's carrying value of its $400.0 million notes payable due in 2040 includes $37.7 million pertaining to the unamortized loss on previously terminated fixed-to-floating interest rate swaps and a $0.2 million unamortized discount on the notes.
At January 3, 2015, the Company's carrying value of its $400.0 million 2053 Junior Subordinated Debentures includes a $1.3 million loss pertaining to the fair value adjustment of the fixed-to-floating interest rate swaps.
Unamortized gains and fair value adjustments associated with interest rate swaps are more fully discussed in Note I, Derivative Financial Instruments.
Commercial Paper and Credit Facilities
At January 3, 2015, the Company had no commercial paper borrowings outstanding and at December 28, 2013, the Company had $368.0 million of commercial paper borrowings outstanding against the Company’s $2.0 billion commercial paper program.

In June 2013, the Company terminated its four year $1.2 billion committed credit facility with the concurrent execution of a new five year $1.5 billion committed credit facility (the “Credit Agreement”). Borrowings under the Credit Agreement may include U.S. Dollars up to the $1.5 billion commitment or in Euro or Pounds Sterling subject to a foreign currency sub-limit of $400.0 million and bear interest at a floating rate dependent upon the denomination of the borrowing. Repayments must be made on June 27, 2018 or upon an earlier termination date of the Credit Agreement, at the election of the Company. The Credit Agreement is designated to be a liquidity back-stop for the Company's $2.0 billion commercial paper program. As of January 3, 2015, the Company has not drawn on this commitment. In June 2014, the Company's $500 million 364 day committed credit facility (the "Facility") expired. The Facility was designated to be part of a liquidity back-stop for the Company's commercial paper program. Following an evaluation of the Company's liquidity position, the Company elected not to negotiate a new 364 day committed credit facility.
In addition, the Company has short-term lines of credit that are primarily uncommitted, with numerous banks, aggregating $670.5 million, of which $568.2 million was available at January 3, 2015. Short-term arrangements are reviewed annually for renewal.
At January 3, 2015, the aggregate amount of committed and uncommitted, long- and short-term lines was $2.7 billion, of which $1.6 million was recorded as short-term borrowings at January 3, 2015 excluding commercial paper borrowings outstanding. In addition, $102.3 million of the short-term credit lines was utilized primarily pertaining to outstanding letters of credit for which there are no required or reported debt balances. The weighted average interest rates on short-term borrowings, primarily commercial paper, for the fiscal years ended January 3, 2015 and December 28, 2013 were 0.2% and 0.3%, respectively.

Equity Units

In December 2013, the Company issued 3,450,000 Equity Units (the “Equity Units”), each with a stated value of $100. The Equity Units are initially comprised of a 1/10, or 10%, undivided beneficial ownership in a $1,000 principal amount 2.25% junior subordinated note due 2018 (the “2018 Junior Subordinated Note”) and a forward common stock purchase contract (the “Equity Purchase Contract”). The Company received approximately $334.7 million in cash proceeds from the Equity Units, net of underwriting discounts and commissions, before offering expenses, and recorded $345.0 million in long-term debt. The proceeds were used primarily to repay commercial paper borrowings. The Company also used $9.7 million of the proceeds to enter into capped call transactions utilized to hedge potential economic dilution as described in more detail below.

Equity Purchase Contracts:

Each Equity Purchase Contract obligates the holders to purchase, on November 17, 2016, for a price of $100, between 1.0122 and 1.2399 shares of the Company’s common stock (subject to customary anti-dilution adjustments) or approximately 3.5 to 4.3 million common shares, respectively. As of January 3, 2015, due to customary anti-dilution provisions, the settlement rate on the Equity Units Stock was 1.0126 (equivalent to a conversion price of approximately $98.75 per common share). If a fundamental change occurs, in certain circumstances, the number of shares of common stock deliverable upon settlement of the Equity Purchase Contracts will be increased by a make-whole amount, resulting in the issuance of a maximum of approximately 6.1 million shares of common stock. Upon settlement of the Equity Purchase Contracts on November 17, 2016, the Company expects to receive additional cash proceeds of $345.0 million. The Junior Subordinated 2018 Notes, described further below, are initially pledged as collateral to secure the holders’ obligations to purchase the Company’s common stock under the terms of the Equity Purchase Contracts. Equity Purchase Contract holders may elect to settle their obligations under the Equity Purchase Contracts early, in cash.

Holders of the Equity Purchase Contracts are paid contract adjustment payments (“Contract Adjustment Payments”) at a rate of 4.00% per annum, payable quarterly in arrears on February 17, May 17, August 17 and November 17 of each year, commencing February 17, 2014. The $40.2 million present value of the Contract Adjustment Payments reduced Shareowners’ Equity upon issuance of the Equity Units and a related liability for the present value of the cash payments of $40.2 million was recorded. As each quarterly Contract Adjustment Payment is made, the related liability is reduced and the difference between the cash payment and the present value of the Contract Adjustment Payment of approximately $0.6 million is accreted to interest expense over the three year term. As of January 3, 2015, the present value of the Contract Adjustment Payments was $27.3 million.

2018 Junior Subordinated Notes:

The $345.0 million aggregate principal amount of the 2018 Junior Subordinated Notes will mature on November 17, 2018. The 2018 Junior Subordinated Notes bear interest at a rate of 2.25% per annum, payable quarterly in arrears on February 17, May 17, August 17 and November 17 of each year, commencing February 17, 2014. The 2018 Junior Subordinated Notes are unsecured and rank subordinate and junior in right of payment to the Company’s existing and future senior indebtedness. The 2018 Junior Subordinated Notes initially rank equally in right of payment with all of the Company’s other unsecured junior subordinated debt.

The Company may elect, at its option, to remarket the 2018 Junior Subordinated Notes early during a period beginning on August 12, 2016 and ending October 26, 2016. Unless an early remarketing is successful, the Company will be required to remarket the 2018 Junior Subordinated Notes during a final remarketing period beginning on November 7, 2016 and ending November 14, 2016. Holders of Equity Units may elect not to participate in the remarketing by creating “Treasury Units” (replacing the 2018 Junior Subordinated Notes with zero-coupon U.S. Treasury securities as substitute collateral to secure their obligations under the Equity Purchase Contracts) or “Cash Settled Units” (replacing the 2018 Junior Subordinated Notes with cash as substitute collateral to secure their obligations under the Equity Purchase Contracts), or by settling the Equity Purchase Contracts early in cash prior to November 17, 2016. Upon a successful remarketing, the proceeds attributable to 2018 Junior Subordinated Notes that were components of Equity Units will be used to satisfy in full the Equity Unit holders’ obligations to purchase the Company’s common stock under the Equity Purchase Contracts (or, in the case of an early remarketing, will be used to purchase a portfolio of U.S. Treasury securities, the proceeds of which will be used to satisfy such obligations). At the time of the remarketing (1) the interest rate on the 2018 Junior Subordinated Notes may be re-set and (2) the ranking of the 2018 Junior Subordinated Notes will change such that they rank senior to all of the Company’s existing and future unsecured junior subordinated debt and junior to all of the Company’s existing and future senior debt.

Interest expense of $7.8 million and $0.7 million was recorded for 2014 and 2013, respectively, related to the contractual interest coupon on the 2018 Junior Subordinated Notes based upon the 2.25% annual rate.

Capped Call Transactions:

In order to offset the potential economic dilution associated with the common shares issuable upon settlement of the Equity Purchase Contracts, the Company entered into capped call transactions with a major financial institution (the “counterparty”). The capped call transactions cover, subject to customary anti-dilution adjustments, the number of shares equal to the number of shares issuable upon settlement of the Equity Purchase Contracts at the 1.0122 minimum settlement rate. The capped call transactions have a term of approximately three years and initially had a lower strike price of $98.80, which corresponds to the minimum settlement rate of the Equity Purchase Contracts, and an upper strike price of $112.91, which is approximately 40% higher than the closing price of the Company's common stock on November 25, 2013, and are subject to customary anti-dilution adjustments. With respect to the impact on the Company, the capped call transactions and Equity Units, when taken together, result in the economic equivalent of having the conversion price on Equity Units at $112.86, the upper strike of the capped call as of January 3, 2015. The Company paid $9.7 million of cash to fund the cost of the capped call transactions, which was recorded as a reduction of Shareowners’ Equity. The capped call transactions may be settled by net share settlement or, at the Company’s option and subject to certain conditions, cash settlement, physical settlement or modified physical settlement (in which case the number of shares the Company will receive will be reduced by a number of shares based on the excess, if any, of the volume-weighted average price of its common stock, as measured under the terms of the capped call transactions, over the upper strike price of the capped call transactions). If the capped call transactions are exercised and the volume-weighted average price per share of common stock, as measured under the terms of the capped call transactions, is greater than the lower strike price of the capped call transactions but not greater than the upper strike price of the capped call transactions, then the value the Company expects to receive from the capped call counterparties will be generally based on the amount of such excess. As a result, the capped call transactions may offset the potential dilution upon settlement of the Equity Purchase Contracts. If, however, the volume-weighted average price per share of common stock, as measured under the terms of the capped call transactions, exceeds the upper strike price of the capped call transactions, the value the Company expects to receive upon settlement of the capped call transactions (or portions thereof) will be approximately equal to (x) the excess of the upper strike price of the capped call transactions over the lower strike price of the capped call transactions times (y) the number of shares of common stock relating to the capped call transactions (or the portions thereof) being exercised, in each case as determined under the terms of the capped call transactions. As a result, the dilution mitigation under the capped call transactions will be limited based on such capped value. See Note J, Capital Stock - Other Equity Arrangements, for further details on the capped call transactions.
Convertible Preferred Units
In November 2010, the Company issued 6,325,000 Convertible Preferred Units (the “Convertible Preferred Units”), each with a stated amount of $100. The Convertible Preferred Units are initially comprised of a 1/10, or 10%, undivided beneficial ownership in a $1,000 principal amount junior subordinated note (the “Note”) and a Purchase Contract (the “Purchase Contract”) obligating holders to purchase one share (subject to adjustment under certain circumstances if holders elect to settle their Purchase Contracts early) of the Company’s 4.75% Series B Perpetual Cumulative Convertible Preferred Stock (the “Convertible Preferred Stock”). The Company received $613.5 million in cash proceeds from the Convertible Preferred Units offering, net of underwriting fees. These proceeds were used to redeem all of the Company’s outstanding 5.902% Fixed Rate/Floating Rate Junior Subordinated Debt Securities due 2045, at a price of $312.7 million, to contribute $150.0 million to a U.S. pension plan to improve the funded status of the Company’s pension obligations, to fund the $50.3 million cost of the capped call transaction as more fully described below, and the remainder to reduce outstanding short-term borrowings and for other general corporate purposes.
Purchase Contracts:
Each Purchase Contract obligates the holder to purchase, on the earlier of (i) November 17, 2015 (the “Purchase Contract settlement date”) or (ii) the triggered early settlement date (as described below), for $100, one newly-issued share (subject to adjustment under certain circumstances if holders elect to settle their Purchase Contracts early) of Convertible Preferred Stock. A maximum of 6,325,000 shares of Convertible Preferred Stock may be issued on the Purchase Contract settlement date, resulting in total additional cash proceeds to the Company of up to $632.5 million. The Notes, described further below, are pledged as collateral to guarantee the holders’ obligations to purchase Convertible Preferred Stock under the terms of the Purchase Contracts. Purchase Contract holders may elect to settle their obligations under the Purchase Contracts early, in cash, at any time prior to the second business day immediately preceding the Purchase Contract settlement date or the triggered early settlement date, as applicable, subject to certain exceptions and conditions.
Upon early settlement of any Purchase Contracts, except in connection with a “fundamental change” or trigger event, the Company will deliver a number of shares of Convertible Preferred Stock equal to 85% of the number of Purchase Contracts tendered for early settlement. Upon the occurrence of a fundamental change, holders of Purchase Contracts will have the right, subject to certain exceptions and conditions, to settle their Purchase Contracts early at 100% of the settlement rate for the Purchase Contracts.
Holders of the Purchase Contracts are paid contract adjustment payments (“contract adjustment payments”) at a rate of 0.50% per annum, payable quarterly in arrears on February 17, May 17, August 17 and November 17 of each year, commencing February 17, 2011. The $14.9 million present value of the contract adjustment payments reduced Shareowners’ Equity at inception. As each quarterly contract adjustment payment is made, the related liability will be relieved with the difference between the cash payment and the present value of the contract adjustment payment recorded as interest expense (at inception approximately $0.9 million accretion over the five year term). At January 3, 2015 the liability reported for the contract adjustment payments amounted to $3.0 million. The Company has the right to defer the payment of contract adjustment payments until no later than the Purchase Contract settlement date or the triggered early settlement date (each as described below), as applicable. Any deferred contract adjustment payments will accrue additional contract adjustment payments at the rate of 4.75% per year until paid, compounded quarterly.
Convertible Preferred Stock:
When issued following a settlement of the Purchase Contract, holders of the Convertible Preferred Stock are entitled to receive cumulative cash dividends at the rate of 4.75% per annum of the $100 liquidation preference per share of the Convertible Preferred Stock. Dividends on the Convertible Preferred Stock will be payable, when, as and if declared by the Company’s board of directors, quarterly in arrears on February 17, May 17, August 17 and November 17 of each year.
Following the issuance of Convertible Preferred Stock upon settlement of a holder’s Purchase Contracts, a holder of Convertible Preferred Stock may, at its option, at any time and from time to time, convert some or all of its outstanding shares of Convertible Preferred Stock as described below at a conversion rate of 1.3333 shares of the Company’s common stock per share of Convertible Preferred Stock (subject to customary anti-dilution adjustments), which is equivalent to an initial conversion price of approximately $75.00 per share of common stock. At January 3, 2015, the conversion rate on the Convertibles Units was 1.3684 (equivalent to a conversion price set at $73.08 per common share). If a fundamental change occurs, in certain circumstances the conversion rate may be adjusted by a fundamental change make-whole premium.
The Company may redeem some or all of the Convertible Preferred Stock on or after December 22, 2015 at a redemption price equal to 100% of the liquidation preference per share plus accrued and unpaid dividends to the redemption date. If the Company calls the Convertible Preferred Stock for redemption, holders may convert their Convertible Preferred Stock at any time prior to the close of business on the business day immediately preceding the redemption date.
Upon conversion prior to November 17, 2015, the Company may only deliver shares of common stock, together with cash in lieu of fractional shares. Upon a conversion on or after November 17, 2015, the Company may elect to pay or deliver, as the case may be, solely shares of common stock, together with cash in lieu of fractional shares (“physical settlement”), solely cash (“cash settlement”) or a combination of cash and common stock (“combination settlement”). The amount of shares and/or cash that each holder of Convertible Preferred Stock will receive is called the “settlement amount.” If the Company elects physical settlement or any shares of Convertible Preferred Stock are converted prior to November 17, 2015, the Company will deliver to the converting holder a number of shares of common stock (and cash in lieu of any fractional shares) equal to the number of shares of Convertible Preferred Stock to be converted multiplied by the applicable conversion rate. If the Company elects cash settlement or combination settlement, the settlement amount will be based on the volume weighted average price of the Company’s common stock during a 20 day observation period.
Notes:
The $632.5 million principal amount of the Notes is due November 17, 2018. At maturity, the Company is obligated to repay the principal in cash. The Notes bear interest at an initial rate of 4.25% per annum, initially payable quarterly in arrears on February 17, May 17, August 17 and November 17 of each year, commencing February 17, 2011, subject to the Company’s right to defer interest payments. The Notes are the Company’s direct, unsecured general obligations and are initially subordinated and junior in right of payment to the Company’s existing and future senior indebtedness. The Notes initially rank equally in right of payment with all of the Company’s other junior subordinated debt. The Notes are initially pledged as collateral to guarantee the obligations of holders of Purchase Contracts to purchase Convertible Preferred Stock. The Notes will be released from that pledge arrangement (1) following a successful remarketing, (2) following the substitution of cash to purchase certain treasury unit collateral, (3) following the substitution of cash during certain periods prior to the final remarketing period or triggered remarketed period for the Notes, (4) following the early settlement of the Purchase Contracts or (5) following certain events of bankruptcy, insolvency or reorganization. The unamortized deferred issuance cost of the Notes was $3.3 million at January 3, 2015. The remaining unamortized balance will be recorded to interest expense through the Notes maturity in November 2018.
Unless a trigger event (as defined below) has occurred, the Company may elect, at its option, to remarket the Notes during a period (the “optional remarketing window”) beginning on and including August 12, 2015 until October 27, 2015. Such remarketing will include the Notes underlying Convertible Preferred Units that have not been released from the pledge and other Notes of holders that have elected to include those Notes in the remarketing. The Company may attempt to remarket the Notes during multiple optional remarketing periods in the optional remarketing window so long as it gives 15 calendar days notice prior to the first day of any optional remarketing period. Upon a successful optional remarketing of the Notes, the remarketing agent will purchase U.S. Treasury securities as described in the prospectus supplement (the “Treasury portfolio”), and deduct such price from the proceeds of the optional remarketing. Any remaining proceeds will be promptly remitted after the optional remarketing settlement date by the remarketing agent for the benefit of the holders whose Notes were remarketed. The applicable ownership interests in the Treasury portfolio will be substituted for the applicable ownership interests in remarketed pledged Notes and will be pledged to the Company to secure the holders’ obligation under the Purchase Contracts. On the Purchase Contract settlement date, a portion of the proceeds from the Treasury portfolio equal to the aggregate principal amount of the Notes that are components of the Convertible Preferred Units at the time of remarketing will automatically be applied to satisfy the holders’ obligations to purchase Convertible Preferred Stock under the Purchase Contracts. In addition, proceeds from the Treasury portfolio equal to the interest payment (assuming no reset of the interest rate) that would have been attributable to the Notes that were components of the Convertible Preferred Units at the time of remarketing will be paid on the Purchase Contract settlement date to the holders.
If a trigger event occurs prior to the first day in the optional remarketing window, all Purchase Contracts will mandatorily settle early on the date that is 25 calendar days after the occurrence of the trigger event or, if such day is not a business day, the immediately following business day (the “triggered early settlement date”). In connection with the occurrence of a trigger event, the remarketing agent will remarket the Notes that are components of the units and any separate Notes whose holders have elected to participate in the remarketing during each day of the five business day period (the “triggered early remarketing period”) ending on the third business day immediately preceding the triggered early settlement date (the “triggered early remarketing”). A “trigger event” will be deemed to have occurred upon the Company’s filing any periodic or annual report under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, in respect of any fiscal quarter with financial statements for such fiscal quarter where the Company’s leverage ratio (as described in the prospectus supplement relating to the Convertible Preferred Units) is equal to or greater than 6.0 (on an annualized basis) for each of the three consecutive fiscal quarters immediately preceding, and including, such fiscal quarter.
Unless the Treasury portfolio has replaced the pledged Notes as part of Convertible Preferred Units as a result of a successful optional remarketing or a triggered early settlement date has occurred, the remarketing agent will remarket the pledged Notes that are components of the Convertible Preferred Units and any separate Notes whose holders have elected to participate in the remarketing during each day of the five business day period ending on November 12, 2015 (the third business day immediately preceding the Purchase Contract settlement date) until the remarketing is successful (the “final remarketing”).
In connection with a successful remarketing, all outstanding Notes (whether or not remarketed) will rank senior to all of the Company’s existing and future unsecured junior subordinated obligations and junior to all of its existing and future senior indebtedness, the interest deferral provisions of the Notes will not apply to all outstanding Notes (whether or not remarketed), the interest rate on all outstanding Notes (whether or not remarketed) may be reset and interest will be payable semi-annually in arrears.
Interest expense of $26.9 million was recorded for each of 2014, 2013 and 2012, related to the contractual interest coupon on the Notes based upon the 4.25% annual rate.
Equity Option:
In order to offset the common shares that may be deliverable upon conversion of shares of Convertible Preferred Stock, the Company entered into capped call transactions (equity options) with certain major financial institutions (the “capped call counterparties”). The capped call transactions cover, subject to anti-dilution adjustments, the number of shares of common stock equal to the number of shares of common stock underlying the maximum number of shares of Convertible Preferred Stock issuable upon settlement of the Purchase Contracts. Each of the capped call transactions had an original term of approximately five years and initially has a lower strike price of $75.00, which corresponds to the initial conversion price of the Convertible Preferred Stock, and an upper strike price of $97.95, which is approximately 60% higher than the closing price of the common stock on November 1, 2010. At January 3, 2015, the capped call transactions had an adjusted lower strike price of $73.08 and an adjusted upper strike price of $95.44. The Company paid $50.3 million of cash to fund the cost of the capped call transactions, which was recorded as a reduction of Shareowners’ Equity. The capped call transactions may be settled by net share settlement or, at the Company’s option and subject to certain conditions, cash settlement, physical settlement or modified physical settlement (in which case the number of shares the Company will receive will be reduced by a number of shares based on the excess, if any, of the volume-weighted average price of its common stock, as measured under the terms of the capped call transactions, over the upper strike price of the capped call transactions). If the capped call transactions are exercised and the volume-weighted average price per share of common stock, as measured under the terms of the capped call transactions, is greater than the lower strike price of the capped call transactions but not greater than the upper strike price of the capped call transactions, then the value the Company expects to receive from the capped call counterparties will be generally based on the amount of such excess. As a result, the capped call transactions may offset the potential dilution upon conversion of the Convertible Preferred Stock. If, however, the volume-weighted average price per share of common stock, as measured under the terms of the capped call transactions, exceeds the upper strike price of the capped call transactions, the value the Company expects to receive upon the exercise of the capped call transactions (or portions thereof) will be approximately equal to (x) the excess of the upper strike price of the capped call transactions over the lower strike price of the capped call transactions times (y) the number of shares of common stock relating to the capped call transactions (or the portions thereof) being exercised, in each case as determined under the terms of the capped call transactions. As a result, the dilution mitigation under the capped call transactions will be limited based on such capped value.